ETF2 P4 02/20

SUPPLEMENT DATED FEBRUARY 19, 2020

TO THE PROSPECTUS DATED AUGUST 1, 2019

OF

Franklin LIBERTY INTERNATIONAL Opportunities ETF

(a series of Franklin Templeton ETF Trust)

The prospectus is amended as follows:

The following is added to the “Fund Summaries” and “Fund Details” sections of the prospectus with respect to the Franklin Liberty International Opportunities ETF (Fund):

On February 18, 2020, the Board of Trustees of Franklin Templeton ETF Trust, on behalf of the Fund, approved a proposal to liquidate and dissolve the Fund. The liquidation is anticipated to occur on or about March 23, 2020.

After the close of business on February 20, 2020, the Fund will no longer accept creation orders. Trading in the Fund on NYSE Arca, Inc. (NYSE Arca) will be halted prior to market open on March 17, 2020. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about March 23, 2020.

When the Fund is in the process of liquidating its portfolio, which is anticipated to commence prior to March 17, 2020, the Fund will hold cash and securities that may not be consistent with the Fund’s investment goal and strategies.

Shareholders may sell their shares of the Fund on NYSE Arca until the market close on March 16, 2020 and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. The Fund’s shares will no longer trade on NYSE Arca after market close on March 16, 2020, and the shares will be subsequently delisted. At the time the liquidation of the Fund is complete, shares of the Fund will be individually redeemed. Shareholders who do not sell their shares of the Fund before market close on March 16, 2020 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, on or about March 23, 2020.

For those shareholders with taxable accounts and for Federal, state and local income tax purposes: (a) any liquidation proceeds paid to such shareholder should generally be treated as received by such shareholder in exchange for the shareholder’s shares and the shareholder will therefore generally recognize a taxable gain or loss; and (b) in connection with the liquidation, the Fund may declare taxable distributions of its income and/or capital gain. Shareholders should consult their tax advisers regarding the effect of the Fund’s liquidation in light of their individual circumstances.

Please keep this supplement with your prospectus for future reference.